EXHIBIT 23-A
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated October 30, 1998, included in Indiana Gas Company, Inc.'s Form 10-K for the year ended September 30, 1998, and to all references to our Firm included in this Registration Statement.




                                                        /s/ ARTHUR ANDERSEN LLP
                                                            ARTHUR ANDERSEN LLP


Indianapolis, Indiana
June 30, 1999.